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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 1996

                             THE FINISH LINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                   0-20184                   35-1537210
 (STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION
          INCORPORATION)                                              NO.)



          3308 N. MITTHOEFFER ROAD                             46236
            INDIANAPOLIS, INDIANA                            (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES


       REGISTRANT'S TELEPHONE NUMBER, INLCUDING AREA CODE: (317) 899-1022

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 5. OTHER EVENTS.

  On December 4, 1996, The Finish Line, Inc. issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

  The following exhibit is filed with this report on Form 8-K:

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
        99.1        Press Release of The Finish Line, Inc. dated December 4, 1996

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE FINISH LINE, INC.

Dated: December 4, 1996                     By: /s/ Steven J. Schneider
                                            ___________________________________
                                            Steven J. Schneider,
                                            Vice President--Finance and
                                            Chief Financial Officer

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

                                 EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
        99.1        Press Release of The Finish Line, Inc., dated December 4, 1996

                                       4